                                                                  EXHIBIT 10.3


















                           AMERICHOICE CORPORATION
                          2002 INCENTIVE STOCK PLAN




                                TABLE OF CONTENTS
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Section 1. BACKGROUND AND PURPOSE............................................................1


Section 2. DEFINITIONS.......................................................................1

        2.1    Affiliate.....................................................................1
        2.2    Board.........................................................................1
        2.3    Change in Control.............................................................1
        2.4    Code..........................................................................3
        2.5    Committee.....................................................................3
        2.6    Company.......................................................................3
        2.7    Director......................................................................3
        2.8    Fair Market Value.............................................................3
        2.9    ISO...........................................................................4
        2.10   Key Employee..................................................................4
        2.11   1933 Act......................................................................4
        2.12   1934 Act......................................................................4
        2.13   Non-ISO.......................................................................4
        2.14   Option........................................................................4
        2.15   Option Certificate............................................................5
        2.16   Option Price..................................................................5
        2.17   Parent........................................................................5
        2.18   Plan..........................................................................5
        2.19   Rule 16b-3....................................................................5
        2.20   Stock.........................................................................5
        2.21   Stock Grant...................................................................5
        2.22   Stock Grant Certificate.......................................................5
        2.23   SAR Value.....................................................................5
        2.24   Stock Appreciation Right......................................................5
        2.25   Stock Appreciation Right Certificate..........................................5
        2.26   Subsidiary....................................................................6
        2.27   Ten Percent Stockholder.......................................................6

Section 3. SHARES RESERVED UNDER PLAN........................................................6


Section 4. EFFECTIVE DATE....................................................................7


Section 5. COMMITTEE.........................................................................7


Section 6. ELIGIBILITY AND ANNUAL GRANT CAPS.................................................8


Section 7. OPTIONS...........................................................................8

        7.1    Committee Action..............................................................8
        7.2    $100,000 Limit................................................................9

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
        7.3    Option Price..................................................................9
        7.4    Payment.......................................................................9
        7.5    Exercise Period..............................................................10
        7.6    Reload Option Grants.........................................................10

Section 8. STOCK APPRECIATION RIGHTS........................................................12

        8.1    Committee Action.............................................................12
        8.2    Terms and Conditions.........................................................12
        8.3    Exercise.....................................................................14

Section 9. STOCK GRANTS.....................................................................14

        9.1    Committee Action.............................................................14
        9.2    Conditions...................................................................15
        9.3    Dividends and Voting Rights..................................................16
        9.4    Satisfaction of Forfeiture Conditions........................................17
        9.5    Section 162(m)...............................................................17

Section 10. NON-TRANSFERABILITY.............................................................17


Section 11. SECURITIES REGISTRATION.........................................................18


Section 12. LIFE OF PLAN....................................................................19


Section 13. ADJUSTMENT......................................................................20

        13.1   Capital Structure............................................................20
        13.2   Mergers......................................................................20
        13.3   Fractional Shares............................................................21

Section 14. SALE, MERGER OR CHANGE IN CONTROL...............................................21


Section 15. AMENDMENT OR TERMINATION........................................................22


Section 16. MISCELLANEOUS...................................................................23

        16.1   Stockholder Rights...........................................................23
        16.2   No Contract of Employment....................................................23
        16.3   Withholding..................................................................24
        16.4   Construction.................................................................24
        16.5   Other Conditions.............................................................24
        16.6   Rule 16b-3...................................................................25
        16.7   Loans........................................................................25

                                  SECTION 1.

                            BACKGROUND AND PURPOSE

        The purpose of this Plan is to promote the interest of AmeriChoice Corporation by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants to Key Employees and Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock, and (3) to provide each Key Employee or Director with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.


                                  SECTION 2.

                                 DEFINITIONS

        2.1 Affiliate -- means any organization (other than a Subsidiary) that would be treated as under common control with the Company under Section 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under Section 414(c) of the Code.

        2.2    Board -- means the Board of Directors of the Company.

        2.3 Change in Control -- means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the 1934 Act as in effect at the time of such "change in control," provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor to the Company; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the stockholders of the Company approve any reorganization, merger, consolidation or share exchange as a result of which the common stock of the Company shall be changed, converted or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of the Company) or any dissolution or liquidation of the Company or any sale or the disposition of 50% or more of the assets or business of the Company; or (iv) the stockholders of the Company approve any reorganization, merger, consolidation or share exchange unless (A) the persons who were the beneficial owners of the outstanding shares of the common stock of the Company immediately before the consummation of such transaction beneficially own more than 60% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction and (B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.3(iv)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of the Company common stock immediately before the consummation of such transaction, provided (C) the percentage described in
Section 2.3(iv)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in Section 2.3(iv)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of the Company by the persons described in Section 2.3(iv)(A) immediately before the consummation of such transaction.

        2.4    Code -- means the Internal Revenue Code of 1986, as amended.

        2.5 Committee -- means a committee of the Board which shall have at least two members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3, if the Company is required to report under the 1934 Act, and an "outside director" under Section 162(m) of the Code, if the Company is a publicly held corporation subject to such Code section.

        2.6 Company -- means AmeriChoice Corporation and any successor to AmeriChoice Corporation.

        2.7 Director -- means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

        2.8 Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with Section 2.8(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

        2.9 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

        2.10 Key Employee -- means an employee of the Company or any Subsidiary or Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of the Company.

        2.11   1933 Act -- means the Securities Act of 1933, as amended.

        2.12 1934 Act -- means the Securities Exchange Act of 1934, as amended.


        2.13 Non-ISO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

        2.14   Option -- means an ISO or a Non-ISO which is granted under
Section 7.

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        2.15   Option Certificate -- means the written certificate which sets forth the terms and conditions of an Option granted under this Plan.

        2.16 Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.
2.17 Parent -- means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) of the Company.

        2.18 Plan -- means this AmeriChoice Corporation 2002 Incentive Stock Plan as effective as of the date adopted by the Board in 2002 and as amended from time to time thereafter.

        2.19 Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

        2.20   Stock -- means the $.01 par value common stock of the Company.

        2.21   Stock Grant -- means Stock granted under Section 9.

        2.22 Stock Grant Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Grant.

        2.23 SAR Value -- means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under Section 8.

        2.24 Stock Appreciation Right -- means a right to receive the appreciation in a share of Stock which is granted under Section 8.

        2.25 Stock Appreciation Right Certificate -- means the written certificate which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Key Employee or Director as part of an Option.

        2.26 Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

        2.27 Ten Percent Stockholder -- means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

                                  SECTION 3.

                          SHARES RESERVED UNDER PLAN

        There shall (subject to Section 13) be 6,000 shares of Stock reserved for issuance under this Plan, and no more than such number of shares shall (subject to Section 13) be issued in connection with the exercise of ISOs. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option or Stock Grant which remain unissued after the cancellation, expiration or exchange of such Option or Stock Grant or which are forfeited after issuance and any shares of Stock subject to issuance under a Stock Appreciation Right which remain unissued after the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for issuance under this Plan. Any shares of Stock used to satisfy a withholding obligation shall be treated as issued under this Plan and not again become available for grants under this Plan. Finally, if the Option Price under a Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to the Company in satisfaction of any condition to a Stock Grant, such shares thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan.



                                  SECTION 4.

                                EFFECTIVE DATE

        The effective date of this Plan shall be the date of its adoption by the Board, provided the stockholders of the Company (acting at a duly called meeting of such stockholders) approve such adoption within twelve (12) months of such effective date. Any Option or Stock Appreciation Right granted or Stock Grant made before such stockholder approval automatically shall be granted subject to such approval.


                                  SECTION 5.

                                  COMMITTEE

        This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 14 and Section 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                  SECTION 6.

                      ELIGIBILITY AND ANNUAL GRANT CAPS

        Only Key Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Key Employees and Directors shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants under this Plan. However, no Key Employee in any calendar year shall be granted an Option to purchase (subject to Section 13) more than 500,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to Section 13) more than 500,000 shares of stock unless such grant is made in connection with the initial employment of an individual or the Committee in its discretion determines that exceeding such grant caps is in the Company's best interest.


                                  SECTION 7.

                                   OPTIONS

        7.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees and to Directors under this Plan from time to time to purchase shares of Stock and, further, the Committee shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price than the new Options. Each grant of an Option to a Key Employee or Director shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the

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Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

        7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this
Section 7.2 in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 7.2 as in effect only for those periods for which
Section 422(d) of the Code is in effect.

        7.3 Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Stockholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

        7.4 Payment. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

        7.5 Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of


               (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Stockholder on the date the Option is granted, or

               (2) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Stockholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or a Director's status as such has terminated for any reason whatsoever, including death or disability.

        7.6 Reload Option Grants. The Committee as part of the grant of an Option may provide in the related Option Certificate for the automatic grant of an additional Option as of each date that a Key Employee or Director exercises the original

Option if the Key Employee or Director in connection with such exercise uses (in accordance with Section 7.4) Stock to pay all or a part of the Option Price or uses Stock to satisfy all or a part of any related tax withholding requirement. As for each such additional Option,

               (1) the number of shares of Stock subject to the additional Option shall be no more than the number of shares of Stock used to pay the related Option Price or to satisfy the related withholding requirement,

               (2) the Option Price shall be no less than the Fair Market Value of a share of Stock on the date of the related exercise of the original Option,

               (3) the additional Option shall expire no later than the expiration date for the original Option,

               (4) the additional Option shall be subject to such other terms and conditions as the Committee deems appropriate under the circumstances, and

               (5) the additional Option shall be evidenced by a Stock Option Certificate.

                                  SECTION 8.

                          STOCK APPRECIATION RIGHTS

        8.1 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Key Employees and to Directors under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

        8.2    Terms and Conditions.

               (a) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock on which the Key Employee's or Director's right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

               (b) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the number of shares of Stock on which the Key Employee's or Director's right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's or Director's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's or Director's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

        8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee or Director upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this Section 8.3.

                                  SECTION 9.

                                 STOCK GRANTS

        9.1 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants to Key Employees and to Directors. Each Stock Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant and the conditions under which the Key Employee's or Director's interest in any Stock which has been issued will become non-forfeitable.

        9.2    Conditions.

               (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or a Director in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of a Key Employee or Director only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under Section 9.2(b) for the related Stock Grant.

               (b) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Key Employee or Director subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees or Directors generally or for a Key Employee or a

                      Director in particular, and the related Stock Grant Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for satisfying each such forfeiture condition. A Key Employee's or a Director's non-forfeitable interest in the shares of Stock underlying a Stock Grant shall depend on the extent to which he or she timely satisfies each such condition. Each share of Stock underlying a Stock Grant shall be unavailable under Section 3 after such grant is effective unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such forfeiture.

        9.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that a Key Employee's or a Director's interest in such Stock
(1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Key Employee or Director. If a Stock dividend is paid on such a share of Stock during such period, such Stock dividend shall be treated as part of the related Stock Grant, and a Key Employee's or a Director's interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee or a Director also shall have the right to vote the Stock issued under his or her Stock Grant during such period.

        9.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as a Key Employee's or a Director's interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee or Director as soon as practicable thereafter.

        9.5 Section 162(m). The Committee shall use its best efforts (where the Committee deems appropriate under the circumstances) to make Stock Grants to Key Employees either (1) subject to at least one condition which seems likely to result in the Stock Grant qualifying as "performance-based compensation" under Section 162(m) of the Code or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect such Stock Grant.

                                 SECTION 10.

                             NON-TRANSFERABILITY

        No Option, Stock Grant or Stock Appreciation Right shall (absent the Committee's consent) be transferable by a Key Employee or a Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Key Employee's or Director's lifetime only by the Key Employee or Director. The person or persons to whom an Option or Stock Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Key Employee or Director.

                                 SECTION 11.

                           SECURITIES REGISTRATION

        As a condition to the receipt of shares of Stock under this Plan, the Key Employee or Director shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Key Employee or Director shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

                                 SECTION 12.

                                 LIFE OF PLAN

        No Option or Stock Appreciation Right shall be granted or Stock Grant made under this Plan on or after the earlier of

               (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

               (2)    the date on which all of the Stock reserved under
                      Section 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                 SECTION 13.


                                  ADJUSTMENT

        13.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3, the annual grant caps described in Section 6, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to Stock Grants granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits.

        13.2 Mergers. The Committee as part of any corporate transaction described in Section 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 and the annual grant caps described in Section 6. Furthermore, the Committee as part of any corporate transaction described in Section 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock subject to any outstanding Stock Grants under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under


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


this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with Section 424(a) of the Code and without regard to the annual grant caps described in Section 6 of this Plan) to make any Stock Grants and Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, stock grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock grants and stock option and stock appreciation right grants.

        13.3 Fractional Shares. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons.

                                 SECTION 14.

                      SALE, MERGER OR CHANGE IN CONTROL

               If (1) the Company agrees on any date (whether or not such agreement is subject to the approval of the Company's stockholders) to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right



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


to receive securities or property or if (2) a tender offer is made on any date which could lead to a Change in Control (other than a tender offer by the Company or an employee benefit plan established and maintained by the Company) and the Board does not recommend to the Company's stockholders that the tender offer be rejected, or if (3) there otherwise is a Change in Control of the Company on any date, then any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants on such date automatically shall be deemed satisfied in full on such date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Stock Grants after providing each Key Employee and Director a reasonable period (which period shall not be less than 30 days) to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants.

                                 SECTION 15.

                           AMENDMENT OR TERMINATION

        This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (1) no amendment shall be made absent the approval of the stockholders of the Company to the extent such approval is required under applicable law and (2) no amendment shall be made to Section 14 on or after any date described in
Section 14(1), Section 14(2) or Section 14(3) which might adversely affect any rights which otherwise vest on such date. The Board also may suspend




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


granting Options or Stock Appreciation Rights or making Stock Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted or Stock Grant made before such suspension or termination unless (x) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (y) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14.

                                 SECTION 16.

                                MISCELLANEOUS

        16.1 Stockholder Rights. No Key Employee or Director shall have any rights as a stockholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Key Employee or Director. Subject to Section 9.3, a Key Employee's or a Director's rights as a stockholder in the shares of Stock underlying a Stock Grant which is effective shall be set forth in the related Stock Grant Certificate.

        16.2 No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

        16.3 Withholding. Each Option, Stock Appreciation Right and Stock Grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Stock Grant Certificate that a Key Employee or Director may elect to satisfy such minimum statutory federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

        16.4 Construction. All references to sections (Section ) are to sections (Section ) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

        16.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

        16.6 Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

        16.7 Loans. If approved by the Committee, the Company may lend money to, or guarantee loans made by a third party to, any Key Employee or Director to finance all or a part of the exercise of any Option granted under this Plan or the purchase of any Stock subject to a Stock Grant under this Plan, and the exercise of an Option or the purchase of any such Stock with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

        16.8 Provision for Income Taxes. The Committee acting in its absolute discretion shall have the power to authorize and direct the Company to pay a cash bonus (or to provide in the terms of a Stock Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate for the Company to make such payment) to a Key Employee or Director to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to his or her exercise of an

Option or Stock Appreciation Right or his or her interest in the shares of Stock issued under his or her Stock Grant becoming non-forfeitable and, further, to pay any such tax liability attributable to such cash bonus.

        IN WITNESS WHEREOF, AmeriChoice Corporation has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.


                                               AMERICHOICE CORPORATION
                                               By:  Edgar G. Rios
                                               Date:  February 20, 2002



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